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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 29, 2003


                             ALDERWOODS GROUP, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                       000-33277                 52-1522627
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

 311 ELM STREET, SUITE 1000, CINCINNATI, OHIO                          45202
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (513) 768-7400
                                                          ----------------

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)           Exhibits.

              NUMBER     DESCRIPTION
              ------     -----------

              99.1       Press Release issued July 28, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         Alderwoods Group, Inc. issued a press release announcing that it will refinance $325 million of its existing indebtedness. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALDERWOODS GROUP, INC.

Dated:  July 29, 2003

                                        By:      /s/ Ellen Neeman
                                           ------------------------------------
                                        Name:  Ellen Neeman
                                        Title: Senior Vice President,
                                               Legal and Compliance


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                                  EXHIBIT INDEX

NUMBER    DESCRIPTION
------    -----------

99.1      Press Release, dated July 28, 2003.